CAPITAL SECURITIES	12 Months Ended
Dec. 31, 2023
Share Capital, Reserves And Other Equity Interest [Abstract]
CAPITAL SECURITIES	CAPITAL SECURITIES
The partnership had the following capital securities outstanding as of December 31, 2023 and 2022:

(US$ Millions, except where noted)	Shares outstanding	Cumulative dividend rate	Dec. 31, 2023	Dec. 31, 2022
Operating Partnership Class A Preferred Equity Units:
Series 2	24,000,000	6.50%	$587	$575
Series 3	24,000,000	6.75%	564	556
New LP Preferred Units(1)	19,273,654	6.25%	474	474
BPO Class B Preferred Shares:
Series 1(2)	3,600,000	n/a	—	—
Series 2(2)	3,000,000	n/a	—	—
Brookfield Property Split Corp. (“BOP Split”) Senior Preferred Shares:
Series 1	636,328	5.25%	16	21
Series 2	362,546	5.75%	7	10
Series 3	408,962	5.00%	8	12
Series 4	365,661	5.20%	7	10
Rouse Series A Preferred Shares	5,600,000	5.00%	145	142
Subsidiary Preferred Shares and Capital - Alstria Office Prime Portfolio GmbH & Co. KG (“Alstria Office Prime”)	19,472,214	See footnote (3)	109	—
Brookfield India Real Estate Trust (“India REIT”)	246,305,005	See footnote (4)	729	456
Capital Securities – Fund Subsidiaries			189	577
Total capital securities			$2,835	$2,833

Current			$795	$600
Non-current			2,040	2,233
Total capital securities			$2,835	$2,833
(1)New LP Preferred Units shares outstanding is presented net of intracompany shares held by the Operating Partnership.
(2)Class B, Series 1 and 2 capital securities - corporate are subsidiaries of Brookfield Corporation. BPO has an offsetting loan receivable against these securities earning interest at 95% of bank prime.
(3)The dividend rate pertaining to Alstria Office Prime is declared annually and is neither fixed or mandatory.
(4)The dividend rate pertaining to India REIT is equal to a minimum of 90% of net distributable cash flows.

The capital securities presented above represent interests in the partnership or its subsidiaries that are in legal form equity and are accounted for as liabilities in accordance with IAS 32 - Financial Instruments due to the redemption features of these instruments.

The Class A Preferred Units were issued on December 4, 2014 in three tranches of $600 million each, with an average dividend yield of 6.5% and maturities of seven, ten and twelve years. The Class A Preferred Units were originally exchangeable at the option of the Class A Preferred Unitholder into LP Units at a price of $25.70 per unit. Following the Privatization, the Class A Preferred Units became exchangeable into cash equal to the value of the consideration that would have been received on the Privatization (a combination of cash, BN shares and New LP Preferred Units), based on the value of that consideration on the date of exchange. We also have the option of delivering the actual consideration (a combination of cash, BN shares and New LP Preferred Units). Following the Privatization, Brookfield has agreed with the Class A Preferred Unitholder to grant Brookfield the right to purchase all or any portion of the Class A Preferred Units held by the Class A Preferred Unitholder at maturity, and to grant the Class A Preferred Unitholder the right to sell all or any portion of the Class A Preferred Units held by the Class A Preferred Unitholder at maturity, in each case at a price equal to the issue price for such Class A Preferred Units plus accrued and unpaid distributions. On December 30, 2021, Brookfield acquired the seven-year tranche of Class A Preferred Units, Series 1 units from the holder and exchanged such units for Redemption-Exchange Units. The Class A Preferred Units, Series 1 were subsequently cancelled.

The holders of each series of the BOP Split Senior Preferred Shares are each entitled to receive fixed cumulative preferential cash dividends, if, as and when declared by the board of directors of BOP Split. Dividends on each series of the BOP Split Senior Preferred Shares are payable quarterly on the last day of March, June, September and December in each year.

Capital securities includes $474 million at December 31, 2023 (December 31, 2022 - $474 million) of preferred equity interests issued in connection with the Privatization which have been classified as a liability, rather than as a non-controlling interest, due to the fact that the holders of such interests can demand cash payment upon maturity of July 26, 2081, for the liquidation preference of $25.00 per unit and any accumulated unpaid dividends.
Capital securities also includes $145 million at December 31, 2023 (December 31, 2022 - $142 million) of preferred equity interests held by a third party investor in Rouse Properties, L.P. which have been classified as a liability, rather than as a non-controlling interest, due to the fact that the interests are mandatorily redeemable on or after November 12, 2025 for a set price per unit plus any accrued but unpaid distributions; distributions are capped and accrue regardless of available cash generated.

Capital securities also includes $729 million at December 31, 2023 (December 31, 2022 - $456 million) of preferred equity interests held by third party investors in the India REIT, which have been classified as a liability, rather than as a non-controlling interest, due to the fact India REIT has a contractual obligation to make distributions to unitholders every six months at an amount no less than 90% of net distributable cash flows.

Capital securities also includes $109 million at December 31, 2023 (December 31, 2022 - n/a) which represents the equity from minority shareholders who are other limited partners in the subsidiary Alstria Office Prime. The equity of these limited partners is classified as a liability under IAS 32, rather than as non-controlling interest, due to each limited partner being contractually entitled to a severance payment equivalent to the NAV per share of the Alstria Office Prime, on their date of resignation.

Capital Securities - Fund Subsidiaries of $189 million (December 31, 2022 - $577 million) is comprised of co-investors interests in funds that can be redeemed for cash at specified dates at the co-investors election.

Reconciliation of cash flows from financing activities from capital securities is shown in the table below:

				Non-cash changes on capital securities
(US$ Millions)	Dec. 31, 2022	Capital securities issued	Capital securities redeemed	Fair value changes	Foreign currency translation and other	Acquisition of Foreign Investments(1)	Dec. 31, 2023
Capital securities	$2,833	$277	$(16)	$(386)	$(3)	$130	$2,835
(1)See Note 32, Related Parties for further information on the Acquisition of Foreign Investments.

Capital securities includes $22 million (December 31, 2022 - $33 million) repayable in Canadian Dollars of C$28 million (December 31, 2022 - C$45 million).